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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2000

                             VEECO INSTRUMENTS INC.
                             ----------------------
             (Exact Name of Registrant as Specified in its Charter)

DELAWARE                             0-16244                     11-2989601
--------                             -------                     ----------
(State or Other Jurisdiction       (Commission                  (IRS Employer
of Incorporation)                  File Number)              Identification No.)

TERMINAL DRIVE, PLAINVIEW, NEW YORK                                 11803
-----------------------------------                                 -----
(Address of Principal Executive Offices)                          (Zip Code)

Registrant's telephone number, including area code: (516) 349-8300

                                 NOT APPLICABLE
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)
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Item 5.     OTHER EVENTS.

      On April 28, 2000, the Compensation Committee of the Board of Directors of Veeco Instruments Inc. (the "Company") adopted a revised version of the Veeco Instruments Inc. 2000 Stock Option Plan (the "Plan"), an earlier version of which had been filed with the Securities and Exchange Commission as an appendix to the definitive proxy statement (the "Proxy Statement") relating to the Company's annual meeting to be held on May 12, 2000 (the "Annual Meeting"). A summary of the earlier version of the Plan was included in the Proxy Statement. The Plan, as revised, is substantially similar to that summarized in the proxy statement except that the Plan has been revised to provide that options granted under the Plan will not become immediately exerciseable upon a Change of Control (as defined in the Plan) if such options are assumed or substitute options are issued in connection with such Change of Control. If the stockholders of the Company approve the Plan at the Annual Meeting or any adjournment thereof, the form of the Plan adopted by the Company will be that filed as an exhibit to this report.

Item 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (c)   Exhibits.

            Exhibit No. Exhibit
            ----------- -------

            10.1 Veeco Instruments Inc. 2000 Stock Option Plan (as adopted by the Compensation Committee of the Board of Directors on April 28, 2000).

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       VEECO INSTRUMENTS INC.

Date: May 9, 2000                      By: /s/ GREGORY A. ROBBINS
                                           -------------------------------------
                                       Name: Gregory A. Robbins

                                       Title: Vice President and General Counsel


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                                  EXHIBIT INDEX

Exhibit
-------

10.1 Veeco Instruments Inc. 2000 Stock Option Plan (as adopted by the Compensation Committee of the Board of Directors on April 28, 2000).


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